Small Cap Portfolio
Rule 10f-3 Transactions

Trade Date		10/28/1999
Broker		Lehman Brothers
Issuer		Spanish Broadcasting (SBSA)
Shares Purchased	20,000
% of Offering	0.0918%
Spread or Commission
Per Share 		$0.75
Price Per Share 	$20.00
Total 		$400,000


Trade Date		11/16/1999
Broker		Donaldson, Lufkin & Jenrette
Issuer		Quintas Corporation (QNTS)
Shares Purchased	3,400
% of Offering	0.10929%
Spread or Commission
Per Share 		$0.76
Price Per Share 	$18.00
Total 		$61,200


Trade Date		11/23/1999
Broker		Donaldson, Lufkin & Jenrette
Issuer		GetThere.com, Inc. (GTHR)
Shares Purchased	7,800
% of Offering	0.17829%
Spread or Commission
Per Share 		$0.67
Price Per Share 	$16.00
Total 		$124,800


Trade Date		12/13/1999
Broker		Goldman Sachs & Co.
Issuer		Tritel, Inc. (TTEL)
Shares Purchased	16,400
% of Offering	0.1750%
Spread or Commission
Per Share 		$1.26
Price Per Share 	$18.00
Total 		$295,200


Trade Date		10/26/1999
Broker		Donaldson, Lufkin & Jenrette
Issuer		Emmis Communication Corp. (EMMS)
Shares Purchased	6,200
% of Offering	0.230%
Spread or Commission
Per Share 		$1.59
Price Per Share 	$62.50
Total 		$387,500


Trade Date		12/9/1999
Broker		Goldman Sachs & Co.
Issuer		FreeMarkets, Inc, (FMKT)
Shares Purchased	900
% of Offering	0.025%
Spread or Commission
Per Share 		$3.36
Price Per Share 	$48.00
Total 		$43,200


Trade Date		12/9/1999
Broker		Credit Suisse First Boston
Issuer		VA Linux (LNUX)
Shares Purchased	1,800
% of Offering	0.096%
Spread or Commission
Per Share 		$2.10
Price Per Share 	$30.00
Total 		$54,000


Trade Date		11/22/1999
Broker		Salomon Smith Barney
Issuer		TeleCorp PCS, Inc.
Shares Purchased	6,800
% of Offering	0.2430%
Spread or Commission
Per Share 		$0.81
Price Per Share 	$20.00
Total 		$136,000


Trade Date		11/4/1999
Broker		Goldman Sachs & Co.
Issuer		Cobalt Networks (COBT)
Shares Purchased	1,675
% of Offering	0.066%
Spread or Commission
Per Share 		$0.92
Price Per Share 	$22.00
Total 		$36,850


Trade Date		1/28/2000
Broker		Lehman Brothers
Issuer		SBA Communications Corp. (SBAC)
Shares Purchased	59,600
% of Offering	0.662%
Spread or Commission
Per Share 		$1.41
Price Per Share 	$27.00
Total 		$1,609,200


Trade Date		2/17/2000
Broker		US Bancorp Piper Jaffray
Issuer		Eloquent, Inc. (ELOQ)
Shares Purchased	500
% of Offering	0.011%
Spread or Commission
Per Share 		$1.12
Price Per Share 	$16.00
Total 		$8,000


Trade Date		2/29/2000
Broker		Chase H&Q
Issuer		net.Genesis Corporation (NTGX)
Shares Purchased	7,200
% of Offering	0.169%
Spread or Commission
Per Share 		$1.26
Price Per Share 	$18.00
Total 		$129,600


Trade Date		2/3/2000
Broker		Lehman Brothers
Issuer		Dobson Communications Corp. (DCEL)
Shares Purchased	50,300
% of Offering	0.190%
Spread or Commission
Per Share 		$1.265
Price Per Share 	$22.00
Total 		$1,106,600


Trade Date		1/31/2000
Broker		Warburg Dillon Read
Issuer		Sequenom Industrial Genomics (SQNM)
Shares Purchased	700
% of Offering	0.013%
Spread or Commission
Per Share 		$1.82
Price Per Share 	$26.00
Total 		$18,200


Trade Date		3/9/2000
Broker		CS First Boston
Issuer		OTG Software (OTGS)
Shares Purchased	2,400
% of Offering	0.048%
Spread or Commission
Per Share 		$1.33
Price Per Share 	$19.00
Total 		$45,600


Trade Date		3/9/2000
Broker		CS First Boston
Issuer		Selectica, Inc. (SLTC)
Shares Purchased	1,500
% of Offering	0.023%
Spread or Commission
Per Share 		$2.10
Price Per Share 	$30.00
Total 		$45,000


Trade Date		3/17/2000
Broker		Robertson Stephens
Issuer		Integrated Information Systems (IISX)
Shares Purchased	700
% of Offering	0.015%
Spread or Commission
Per Share 		$1.05
Price Per Share 	$15.00
Total 		$10,500


Trade Date		3/15/2000
Broker		Chase H&Q
Issuer		PSI Technologies, Inc. (PSIT)
Shares Purchased	600
% of Offering	0.017%
Spread or Commission
Per Share 		$1.12
Price Per Share 	$16.00
Total 		$9,600


Trade Date		3/27/2000
Broker		Chase H&Q
Issuer		Websense, Inc. (WBSN)
Shares Purchased	2,600
% of Offering	0.065%
Spread or Commission
Per Share 		$1.26
Price Per Share 	$18.00
Total 		$46,800


Trade Date		3/23/2000
Broker		Morgan Stanley Dean Witter
Issuer		Silicon Laboratories Inc. (SLAB)
Shares Purchased	1,700
% of Offering	0.053%
Spread or Commission
Per Share 		$2.17
Price Per Share 	$31.00
Total 		$52,700